CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Operating expenses:
Research and development expenses, net	$ 9,159	$ 11,205
Marketing and business development expenses	414	388
General and administrative expenses	4,607	3,928
Total operating expenses	14,180	15,521
Financial and other income, net	806	414
Loss before taxes on income	13,374	15,107
Taxes on income		722
Net loss	$ 13,374	$ 14,385
Basic and diluted net loss per share	$ 0.18	$ 0.24
Total comprehensive loss	$ 13,374	$ 14,385
Weighted average number of ordinary shares used in computing basic and diluted net loss per share	75,774,881	60,747,948